DundeeWealth Funds

(the “Trust”)

Dynamic Energy Income Fund

Class I Shares (DWEIX)

Class II Shares (DWEJX)

Institutional Shares (DWEKX)

Dynamic U.S. Growth Fund

Class I Shares (DWUGX)

Class II Shares (DWUHX)

Institutional Shares (DWUIX)

(“Dynamic Funds”)

Supplement Dated September 17, 2013 to the Summary Prospectuses and Statutory Prospectus of the
Dynamic Funds, each dated February 1, 2013 and Statement of Additional Information of the Dynamic
Funds dated February 1, 2013 (as revised April 17, 2013)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important ORGANIZATIONAL ANNOUNCEMENT REGARDING THE DYNAMIC FUNDS

DundeeWealth US, LP (“DWUS”), the investment adviser to the Dynamic Funds, has informed the Board of Trustees of the Trust that it has decided to exit the sponsored mutual fund business. As such, DWUS is in the process of examining potential partners for a potential reorganization or adoption of the Dynamic Funds in order to continue each Dynamic Fund’s business. If DWUS is not able to identify a suitable partner as described above, the Board of Trustees of the Trust will consider other options for the Dynamic Funds, which may include liquidation.  Additional information will be provided to shareholders of the Dynamic Funds as it is available.

Please keep this Supplement with your records.